DECEMBER 2, 2019

BNY MELLON ALCENTRA GLOBAL MULTI-STRATEGY

CREDIT FUND, INC.

SUPPLEMENT TO PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 28, 2019

The following supersedes and replaces information provided in the first and second paragraph of the "Management of the Fund – Portfolio Managers" and "Management Arrangements – Portfolio Management" sections of the Fund's prospectus and Statement of Additional Information, respectively:

The Fund’s primary portfolio managers are Leland Hart, Chris Barris, Kevin Cronk, CFA, Hiram Hamilton and Suhail Shaikh. Each of the Fund’s primary portfolio managers reviews and recommends the allocation and rebalancing of the Fund’s assets across the Credit Strategies, with final determinations being made by Mr. Hart.

The following supersedes any contrary information provided in the "Management of the Fund – Key Persons" section of the Fund's prospectus:

A "key person event" will be triggered if any one of Leland Hart, Chris Barris or Kevin Cronk depart Alcentra or cease to manage/supervise the affairs of the Fund during the life of the Fund.

References and information relating to Vijay Rajguru in the "Management Arrangements – Portfolio Management – Management of Other Accounts" section of the Fund's Statement of Additional Information are deleted in their entirety.